ORRSTOWN FINANCIAL SERVICES, INC.

A Tradition of Excellence

Annual Shareholder Meeting

May 1, 2012

Forward Looking Statement

Certain statements we may make today may constitute "forward looking statements" under the Private Securities Litigation Reform Act of 1995. Orrstown Financial's actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, economic conditions, competition in the geographic and business areas in which Orrstown Financial conducts its operations, fluctuations in interest rates, credit quality, government regulation and other risks and uncertainties, including those described in the Company's filings with the Securities and Exchange Commission. The statements we make today are valid only as of today's date and we disclaim any obligation to update this information.

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

ORRSTOWN FINANCIAL SERVICES, INC.

A Tradition of Excellence

Joel Zullinger

Chairman of the Board

Call to Order

Conduct Meeting Business

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Joel Zullinger

Chairman of the Board

Rules of Conduct Regarding Questions

Rules of Conduct

- In the interest of an orderly Meeting of the Shareholders of Orrstown Financial Services, Inc. (the "Company"), we ask you to honor the following rules of procedure:

  - Shareholders should not address the Meeting until recognized by the Chairman of the Meeting. Upon recognition by the Chairman, the shareholder will have the floor. Speakers should then state their name and status as a shareholder. We ask that shareholders approach the microphone at the front of the theater.
  - The business of the Meeting will be taken up as set forth in the Agenda. When an item on the Agenda is before the Meeting for consideration, questions and comments should be confined solely to that item.
  - Questions or comments not related to an Agenda item will not be entertained at the Meeting. If there are any matters of individual concern to a shareholder, they should be raised after the Meeting with representatives of the Company.

Rules of Conduct

- Shareholders should confine comments to one subject at a time in order to give other shareholders an opportunity to speak on that subject. Please permit the speaker to conclude his or her remarks without interruption.
- A shareholder will be permitted up to two minutes to address the Meeting when recognized by the Chairman.
- Derogatory references to personalities or comments that are otherwise in bad taste or any outbursts of demonstration will not be permitted and will be a basis for removal from the Meeting.
- No cameras or other recording devices will be permitted at the Meeting. All cell phones, pagers and other electronic communication devices must be turned off.

Rules of Conduct

- The views, constructive comments and criticisms of the shareholders are welcome, but the purpose of the Meeting will be observed. The Chairman will stop discussions that are:

  - *Irrelevant to the matter under consideration*
  - *Proposals related to the conduct of the Company's ordinary business operations,*
  - *Derogatory or inflammatory,*
  - *Related to customers of Orrstown Bank, or*
  - *In substance repetitious statements made by other persons.*

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Thomas R. Quinn, Jr.

President & Chief Executive Officer

Management Report

Recap of 2011: External Conditions

- Slow recovery from recession
  - Unemployment remains high at 7.6%
  - Housing market remains soft*
    - 2.1% decline in home values in last 12 months in PA
    - 5.5% decline in home values over last 5 years in PA
    - 6.31% decline in home values in last 12 months in MD
  - Commercial real estate remains weak
    - Continuing to see declines in appraised values
    - CRE values fell to post recession low in March, 2011 according to Moody's Investors Service**
      - 4.2% drop from February to March
      - **47% below peak in October 2007**

* source: American Banker

** source: Bloomberg

ORRSTOWN FINANCIAL SERVICES, INC.

A Tradition of Excellence

Recap of 2011: External Conditions

- Regulatory environment evolving
  - 1,400 financial institutions the target of safety and soundness mandates from 2007 through 2011*
  - Approximately 1,000 financial institutions currently under formal enforcement actions**
  - Majority of Dodd-Frank impact is still pending
  - We continue to work with our primary Regulators to resolve all issues

* source: American Banker
** source: SNL Financial

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Summary Financial Highlights

(Dollars in Thousands Except Per Share Data)

	Year Ended December 31,				
	2007	2008	2009	2010	2011
Total Assets	$884,979	$1,051,783	$1,196,432	$1,511,722	$1,444,097
Gross Loans	701,964	820,468	881,074	966,986	967,993
Total Deposits	646,356	757,368	915,170	1,188,377	1,216,902
Total Shareholders' Equity	96,124	103,347	110,886	160,484	128,197
Net Income	**12,558**	**13,103**	**13,373**	**16,581**	**(31,964)***
Diluted Earnings Per Share	**1.94**	**2.03**	**2.07**	**2.17**	**(3.98)**

*includes $19.4 million one-time goodwill impairment

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Quarterly Financial Highlights

(Dollars in Thousands, Except Per Share)

	Quarter Ended March 31,	
	2011	2012
Total Assets	$1,512,393	$1,446,741
Gross Loans	988,774	903,015
Total Deposits	1,207,373	1,213,723
Total Shareholders' Equity	162,673	119,225
Net Income (loss)	3,827	(8,218)
Diluted Earnings (loss) Per Share	0.48	(1.02)
Return on Average Assets	1.03%	-2.29%
Return on Average Equity	9.63%	-25.78%
Return on Average Tangible Equity	11.15%	-25.88%
Net Interest Margin	3.68%	3.37%
Efficiency Ratio	52.88%	67.70%
Non-Performing Assets / Assets	0.92%	5.84%
Loan Loss Reserves / Gross Loans	1.87%	3.13%

Capital Adequacy: History

Orrstown Financial Services, Inc.



16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
8.6%
10.7%
11.6%
7.9%
10.0%
10.9%
7.6%
10.1%
11.3%
9.4%
13.5%
14.8%
8.2%
11.7%
13.0%
7.2%
10.3%
11.6%
2007
2008
2009
2010
2011
1Q2012
Tier 1 Leverage
Tier 1 RBC
Total RBC

% above well capitalized

	1Q2012	2011	2010	2009	2008	2007
Tier 1 Leverage	2.2%	3.2%	4.4%	2.6%	2.9%	3.6%
Tier 1 RBC	4.3%	5.7%	7.5%	4.1%	4.0%	4.7%
Total RBC	1.6%	3.0%	4.8%	1.3%	0.9%	1.6%

SOURCE: Company Documents
NOTE: Red Line represents Well Capitalized Minimum

Contributions from Lines of Business

- Orrstown Financial Advisors
  - OFA was ranked **#1 out of 300** FNIC Bank Programs (based on FNIC revenue)
  - Nearly $1 billion in total assets under management
  - Revenues were up 14.5% to $5.79 million and profit was up 48.8% to $1.57 million
  - **Record Year**

Contributions from Lines of Business

- Retail Banking
  - Gained more than 800 core deposit accounts in 2011
  - 2012 off to strong start
    - Core deposit accounts up 23% in Q1, 2012 vs. Q1, 2011
      - 245 new core deposit accounts since January 1, 2012
      - 49 are new business accounts
    - Attrition decreasing year-to-date (well under 10%)

Contributions from Lines of Business

- Mortgage
  - Added 2 mortgage originators, creating a team of 12
  - 2011 production
    - 634 units totaling $100,788,346
  - 2012 first quarter production
    - 119 units totaling $20,086,080
  - Current Pipeline
    - 118 units for $18,732,576

Orrstown Bank Results

(Dollars in Thousands Except Per Share Data)

	2009	2010	2011	1Q 2012
Interest and fees on loans	**47,569**	**48,494**	**48,917**	**11,106**
Interest and Dividends on Investment Securities	**5,501**	**9,929**	**11,444**	**1,983**
Total Interest Expense	16,500	12,688	10,754	2,247
Provision	4,865	8,925	58,575	19,200
Total Noninterest Income	**17,210**	**22,976**	**26,620**	**6,194**
Total Noninterest Expense Less Goodwill Impairment	31,492	36,735	41,032	10,886
Goodwill Impairment	0	0	19,447	0
Income (loss) Excluding Goodwill	17,423	23,051	(23,380)	(13,050)
Income (loss) with Goodwill Impairment	17,423	23,051	(42,827)	(13,050)
Tax Expense (benefit)	4,050	6,470	(10,863)	(4,832)
Net Income	13,373	16,581	(31,964)	(8,218)

SOURCE: Company Documents

Asset Quality: Quarterly Trend

Nonperforming Assets / Risk Elements

(Dollars in Thousands)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	**March 31, 2012**
Nonaccrual loans (cash basis)	$ 13,106	$ 14,762	$ 31,174	$ 83,697	**$ 82,058***
Other real estate (OREO)	847	1,240	2,754	2,165	**2,413**
Total nonperforming assets	13,953	16,002	33,928	85,862	**84,471**
Restructured loans still accruing	1,177	34,844	37,725	27,917	**3,844**
Loans past due 90 days or more and still accruing	3,687	3,617	2,956	0	**2**
Total risk assets	**$ 18,817**	**$ 54,463**	**$ 74,609**	**$ 113,779**	**$ 88,317**
Loans 30-89 days past due	14,272	11,021	21,365	6,723	**6,501**
Asset quality ratios:					
Total nonaccrual loans to loans	1.33%	1.48%	3.15%	8.67%	**9.13%**
Total nonperforming assets to assets	0.92%	1.05%	2.24%	5.95%	**5.84%**
Total nonperforming assets to total loans and OREO	1.42%	1.60%	3.42%	8.87%	**9.37%**
Total risk assets to total loans and OREO	1.91%	5.44%	7.52%	11.76%	**9.80%**
Total risk assets to total assets	1.24%	3.56%	4.92%	7.88%	**6.10%**
Allowance for loan losses to total loans	1.87%	2.72%	2.60%	4.53%	**3.13%**
Allowance for loan losses to nonaccrual loans	140.38%	184.34%	82.37%	52.23%	**34.31%**
Allowance for loan losses to nonaccrual and restructured loans still accruing	128.81%	54.86%	37.27%	39.17%	**32.78%**

* **Approximately $42.7MM (or 52%) of the $82.1MM nonaccruals are paying current loans**

SOURCE: Company Documents

The Next 12 Months

- Long term shareholder value
- Continue to address regulatory concerns
- Resolution of problem assets
- Enterprise Risk Management (ERM) priority
- Careful building & strengthening of team
- Core deposit growth
- Leveraging of technology
- Reinforcing the Orrstown brand

The Next 12 Months

- Continued support of all lines of business
  - Diversification of revenue streams
    - Mortgage-poised to take advantage as economy recovers
    - Retail-strong branch network, product offerings, build on momentum
    - Orrstown Financial Advisors - continue to expand and build assets under management and revenue
  - Commercial
    - Judicious growth as economy improves
- Remain committed to our communities
- Continued focus on asset remediation as the economy recovers

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

ORRSTOWN FINANCIAL SERVICES, INC.

A Tradition of Excellence

Joel Zullinger

Chairman of the Board

Rules of Conduct Regarding Questions

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Joel Zullinger

Chairman of the Board

Closing Remarks

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Annual Shareholder Meeting

Thank You